UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2006

SYMMETRICOM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		Number)

2300 Orchard Parkway, San Jose, California 95131-1017
(Address of principal executive offices, including zip code)

(408) 433-0910
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 2.02:  Results of Operations and Financial Condition.

On August 9, 2006, we issued a press release, which sets forth certain preliminary results of operations for the quarter ended June 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01:  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits.

The following exhibits are filed with this Form 8-K:

99.1  Press Release dated August 9, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006.	By:	/s/ Thomas W. Steipp
Thomas W. Steipp
President and Chief Executive Officer

Exhibit Index

Exhibit 99.1	Press Release dated August 9, 2006.